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                                                                    EXHIBIT 10.1



                            HOLLYWOOD THEATERS, INC.

                       10 5/8% SENIOR SUBORDINATED NOTES
                               DUE AUGUST 1, 2007

                  ----------------------------------------

                        unconditionally guaranteed as to
                           the payment of principal,
                        premium, if any, and interest by
                        Hollywood Theater Holdings, Inc.
                            and Crown Theater Corp.

                  ----------------------------------------



                               PURCHASE AGREEMENT
                                                                   July 31, 1997
Goldman, Sachs & Co.,
BancAmerica Securities, Inc.
  As representatives of the several Purchasers named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         Hollywood Theaters, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "Purchasers") an aggregate of $110,000,000 principal amount of the Notes specified above. The Securities will be unconditionally guaranteed as to the payment of principal, premium, if any, and interest (the "Guarantees") by Hollywood Theater Holdings, Inc. ("Holdings"), Crown Theater Corp. ("Crown") and any future Restricted Subsidiary (as defined in the Indenture referred to in Section 1(f) below) of the Company (collectively, the "Guarantors"). Holdings and Crown are corporations incorporated under the laws of Delaware and Missouri, respectively. The Company is the wholly owned subsidiary of Holdings and Crown is the wholly owned subsidiary of the Company ; Crown is the only subsidiary of the Company. The Notes and the Guarantees are hereinafter collectively called the "Securities".

         1. The Company, Holdings and Crown represent and warrant to, and agree with, each of the Purchasers that:

                 (a) A preliminary offering circular, dated July 15, 1997 (the "Preliminary Offering Circular") and an offering circular, dated July 31, 1997 (the "Offering Circular"), in each case including the international supplement thereto, have been prepared in
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         connection with the offering of the Securities.  The Preliminary
         Offering Circular or the Offering Circular and any amendments or supplements thereto did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser through Goldman, Sachs & Co. expressly for use therein;

                 (b) Neither the Company, nor any Guarantor has sustained since the date of the latest audited financial statements included in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular and other than such loss or interference which would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a consolidated entity (a "Material Adverse Effect"); and, since the respective dates as of which information is given in the Offering Circular, there has not been any change in the capital stock or long-term debt of the Company, or any Guarantor or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a consolidated entity, otherwise than as set forth or contemplated in the Offering Circular;

                 (c) The Company and the Guarantors have good and marketable title in fee simple to all real property and good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as would not, individually or in the aggregate, have a Material Adverse Effect; and any real property and buildings held under lease by the Company and the Guarantors are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and would not, individually or in the aggregate, have a Material Adverse Effect;

                 (d) Each of the Company and the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

                 (e) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and





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         validly authorized and issued and are fully paid and non-assessable;
         and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                 (f) The Notes have been duly authorized and, when issued and delivered to the Purchasers against payment therefor as provided by this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of August 7, 1997 (the "Indenture") between the Company and U.S. Trust Company of Texas, N.A., as Trustee (the "Trustee"), under which they are to be issued, which will be substantially in the form previously delivered to you; the Guarantees have been duly authorized and, when the Notes have been issued and delivered pursuant to this Agreement with the Guarantees endorsed thereon, will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Guarantors entitled to the benefits provided by the Indenture, subject, as to enforcement, to fraudulent conveyance laws; the Indenture has been duly authorized and, when executed and delivered by the Company, the Guarantors and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture will conform in all material respects to the descriptions thereof in the Offering Circular;

                 (g) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

                 (h) The issue and sale of the Securities and the compliance by the Company and the Guarantors with all of the provisions of the Securities, the Indenture, this Agreement and the Exchange and Registration Rights Agreement between the Company and the Purchasers to be entered into as of August 7, 1997 (the "Registration Rights Agreement") and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound or to which any of the property or assets of the Company or any Guarantor is subject, except for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any Guarantor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, or any of the Guarantors or any of their properties, except, with respect to such statutes, orders, rules or regulations, for such violations that would not, individually or in the aggregate, have a Material Adverse Effect; and assuming that





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         the representations and warranties of the Purchasers in Section 3 hereof are true and correct, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any State or territory thereof is required for the issue and sale of the Securities or the consummation by the Company or the Guarantors of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except for the filing and effectiveness of a registration statement by the Company and the Guarantors with the Commission pursuant to the United States Securities Act of 1933, as amended (the "Act") and qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                 (i) Neither the Company nor any Guarantor is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound , except for such obligations, covenants or conditions that would not, individually or in the aggregate, have a Material Adverse Effect;

                 (j) The statements set forth in the Offering Circular under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Description of New Senior Bank Facility", "Offer and Resale" and "Certain U.S. Federal Tax Consequences to Non-U.S. Holders", insofar as they purport to describe the provisions of the laws and documents referred to therein fairly and accurately summarize, in all material respects, the matters referred to therein with respect to such legal matters and documents;

                 (k) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company, or any Guarantor is a party or of which any property of the Company, or any Guarantor is the subject which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                 (l) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the United States Securities Act of 1933, as amended (the "Act")) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

                 (m) Each of the Company and the Guarantors is not, and after giving effect to the offering and sale of the Securities, will not be an "investment company", or an entity "controlled" by an "investment company", as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act");





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                 (n)      Neither the Company, the Guarantors nor any person
         acting on its or their behalf has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Securities Act and each of the Company, the Guarantors, any of its or their affiliates and any person acting on its or their behalf has complied with and will implement the "offering restriction" within the meaning of such Rule 902;

                 (o) Within the preceding six months, neither the Company, the Guarantors nor any other person acting on behalf of the Company or the Guarantors has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder;

                 (p) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                 (q) Arthur Andersen LLP, who have certified certain financial statements of Holdings and its subsidiaries and of Theaters Acquired from GC Companies, Inc., Escape Theaters, Inc., Theaters Acquired from United Artists Theatre Circuit, Inc. and, Theaters Acquired from Crown Cinema Corporation and Crown Theater Corporation are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

                 (r) The Registration Rights Agreement, which shall be substantially in the form previously delivered to you, has been duly authorized, and, when executed and delivered by the Company (assuming due authorization, execution and delivery by the Purchasers), will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof, plus accrued interest, if any, from August 7, 1997 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto, each of which will have duly endorsed thereon the Guarantee of each Guarantor, and the Guarantors agree to issue their Guarantees accordingly.

         3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:





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                 (a)      It will offer and sell the Securities only to: (i)
         persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or, (ii) upon the terms and conditions set forth in Annex I to this Agreement;

                 (b)      It is an Institutional Accredited Investor; and

                 (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

         4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to Goldman, Sachs & Co., for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer, payable to the order of the Company in Federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on August 7, 1997 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

         (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(k) hereof, will be delivered at such time and date at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location") (or such other location as the Company and the Purchasers mutually agree), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location on the Business Day next preceding the Time of Delivery (at such time as the Company and the Purchasers mutually agree), at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Closing Location are generally authorized or obligated by law or executive order to close.

         5. Each of the Company and the Guarantors, jointly and severally, agrees with each of the Purchasers:

                 (a) To prepare the Offering Circular in a form reasonably approved by you; during the time period set forth in Section 5(c), to make no amendment or any supplement to the Offering Circular which shall be reasonably disapproved by you promptly after reasonable notice thereof; and to furnish you with copies thereof;





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                 (b)      Promptly from time to time to take such action as you
         may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither the Company nor the Guarantors shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                 (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement or as promptly as practicable thereafter and from time to time, to furnish the Purchasers with a copy of the Offering Circular in New York City and each amendment or supplement thereto signed by an authorized officer of the Company with the independent accountants' report(s) in the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional copies thereof in such quantities as you may reasonably request, and if, at any time prior to the expiration of nine months after the date of the Offering Circular or such earlier date on which the offering and initial resale of the Securities shall have been completed, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission;

                 (d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Notes, without your prior written consent;

                 (e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

                 (f) At any time when the Company or Holdings is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;





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                 (g)      If requested by you, to use its best efforts to cause
         the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

                 (h) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                 (i) During a period of two years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to the Trustee, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the United States Securities and Exchange Commission (the "Commission") or any securities exchange on which the Securities or any class of securities of the Company or any Guarantor is listed; and (ii) such additional public information concerning the business and financial condition of the Company and the Guarantors as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company, its subsidiaries or relevant Guarantor are consolidated in reports furnished to its stockholders generally or to the Commission);

                 (j) During the period of two years after the Time of Delivery, the Company and the Guarantors will not, and will not permit any of their "affiliates" (as defined in Rule 144 under the Securities
         Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them, except pursuant to an effective registration statement under the Act;

                 (k) To execute and deliver the Registration Rights Agreement prior to the Time of Delivery;

                 (l) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds"; and

                 (m) To take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities or any substantially similar security issued by the Company or the Guarantors, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act.





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         6.      Each of the Company and the Guarantors, jointly and severally, covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation and printing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Registration Rights Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Guarantors herein are, at and as of the Time of Delivery, true and correct, the condition that each of the Company and the Guarantors shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                 (a) Sullivan & Cromwell, counsel for the Purchasers shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex II(c) hereto), dated the Time of Delivery for such Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Securities and the Registration Rights Agreement, the Offering Circular and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                 (b) Baker & Botts, L.L.P., counsel for the Company and the Guarantors, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                          (i) Each of the Company and the Guarantors has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with the corporate power and authority to own its properties and conduct its business as described in the Offering Circular





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
                 (such counsel being entitled to rely in respect of their opinion in this clause as to Crown upon an opinion of local counsel, provided that such counsel state that they believe that both you and they are justified in relying upon such opinion);

                          (ii) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                          (iii) All of the issued shares of capital stock of Crown have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned by the Company free and clear of all liens, encumbrances, equities or claims other than the lien created pursuant to the New Bank Facility (as defined in the Indenture) (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or the Guarantors, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                          (iv) To such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any Guarantor is a party or of which any property of the Company or any Guarantor is the subject which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                          (v) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and the Guarantors (such counsel being entitled to rely in respect of their opinion in this clause as to Crown upon an opinion of local counsel, provided that such counsel state that they believe that both you and they are justified in relying upon such opinion);

                          (vi) The Notes and the Guarantees have been duly authorized by the Company and the Guarantors respectively; the global Note representing Notes sold pursuant to Rule 144A under the Act and the temporary global Note representing Notes sold pursuant to Regulation S under the Act have been duly executed, authenticated, issued and delivered; the Guarantees have been duly executed, issued and endorsed onto the global Note and temporary global Note and the Guarantees constitute valid and legally binding joint and several obligations of each of the Guarantors entitled to the benefits provided by the Indenture, subject, as to enforcement, to fraudulent conveyance laws; the global Note and temporary global Note constitute valid and legally binding obligations of the Company and the Notes in definitive form, when executed, authenticated, issued and delivered with the Guarantees endorsed thereon in exchange for the temporary global Note in accordance with the terms of the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, in each case entitled to the benefits provided by the Indenture, and the Guarantees to be endorsed on the definitive Notes, when executed, issued and endorsed onto such definitive Notes, will have been duly executed, issued and endorsed onto the definitive Notes and will constitute valid and legally binding joint and several obligations of each of the Guarantors entitled to the benefits provided by the Indenture, subject, as to enforcement, to fraudulent conveyance laws; and the global Note, the temporary global Note, the Guarantees and the Indenture conform, and the Notes and the Guarantees endorsed thereon will conform, in all material respects to the descriptions thereof in the Offering Circular (such counsel being entitled to rely in respect of their opinion in this clause as to Crown upon an opinion of local counsel, provided that such counsel state that they believe that both you and they are justified in relying upon such opinion);

                          (vii) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantors and constitutes a valid and legally binding instrument of the Company and the Guarantors, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (such counsel being entitled to rely in respect of their opinion in this clause as to Crown upon an opinion of local counsel, provided that such counsel state that they believe that both you and they are justified in relying upon such opinion);

                          (viii) The issue and sale of the Securities and the compliance by the Company and the Guarantors with all of the provisions of the Securities, the Indenture, this Agreement and the Registration Rights Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound or to which any of the property or assets of the Company or any Guarantor is subject and which has been identified to such counsel by the Company or the Guarantors as material (based on the standards found in Section 601 of Regulation S-K under the
                 Act) as reflected on the exhibit attached to such opinion, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any Guarantor or any statute or any order (which order is known to such counsel), rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any Guarantor or any of their properties (provided that such counsel may express no opinion with respect to compliance with any federal or state securities or anti-fraud rule or regulation except as otherwise specifically stated in this opinion), except, with respect to such statutes, orders, rules or regulations, for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect (such counsel being entitled to rely in respect of their opinion in this clause as to Crown upon an opinion of local counsel, provided that such counsel state that they believe that both you and they are justified in relying upon such opinion);

                          (ix) Assuming that the representations and warranties of the Purchasers in Section 3 hereof are true and correct, no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or any State or territory thereof is required for the issue and sale of the Securities or the consummation by the Company or the Guarantors of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except for the filing and effectiveness of a registration statement by the Company and the Guarantors with the Commission pursuant to the Act and qualification of the Indenture under the Trust Indenture Act and except that such counsel need express no opinion as to state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

                          (x) The statements set forth in the Offering Circular under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Description of New Senior Bank Facility" and "Certain U.S. Federal Tax Consequences to Non-U.S. Holders", insofar as they purport to describe the provisions of the laws and documents referred to therein, fairly and accurately summarize, in all material respects, the matters referred to therein with respect to such legal matters and documents;

                          (xi) No registration of the Securities under the Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required for the offer, sale and initial resale of the Securities by the Purchasers in the manner contemplated by this Agreement assuming that the representations and warranties of the Purchasers in Section 3 hereof are true and correct; and

                          (xii) Neither the Company nor any of the Guarantors is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act.

                  In rendering such opinion Baker & Botts, L.L.P. may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of Texas, the State of New York and the General Corporation Law of the State of Delaware. With respect to the opinions relating to Crown in clauses (i), (iii), (v), (vi), (vii), (viii) and (ix) above, Baker & Botts need not render such opinions if the Purchasers are provided an opinion of counsel for Crown (which counsel shall be satisfactory to you), dated the Time of Delivery, in form and substance satisfactory to you, to the effect of the opinions in such clauses.

                 Baker & Botts, L.L.P. shall have also stated that, while they themselves have not checked the accuracy and completeness of, or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Offering Circular, except to the limited extent stated in paragraphs (ii),

         (vi), and (x) above, in the course of their review and discussion of the contents of the Offering Circular with certain officers and other representatives of the Company and the Company's independent accountants, but without independent check or verification, no facts have come to their attention which cause them to believe that the Offering Circular (other than the financial statements, schedules and notes thereto and the other financial information contained therein, as to which such counsel need express no belief) contained as of its date, or contains as of the Time of Delivery, an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 (c) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, Arthur Andersen LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex II(a) hereto and a draft of the form of letter to be delivered as of the Time of Delivery is attached as Annex II(b) hereto);

                 (d) (i) Neither the Company nor any Guarantor shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any Guarantor or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Guarantors, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

                 (e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's or any Guarantor's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or any Guarantor's debt securities;

                 (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange;
         (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular; or (iv) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Representatives, would materially and adversely affect the financial markets or the markets for the Securities and other debt securities;

                 (g) The Securities have been designated for trading on PORTAL;

                 (h) The Company shall have used its best efforts to comply with the provisions of Section 5(c) hereof with respect to the furnishing of offering circulars on the New York Business Day next succeeding the date of this Agreement;

                 (i) The Company shall have entered into the New Bank Facility with the lenders named therein;

                 (j) The Company shall have agreed to close on August 14, 1997 the purchase of assets of, and assignment of leases from, General Cinema Corp. of Oklahoma, Inc. ("General") pursuant to the Purchase and Assignment Agreement, dated July 25, 1997 and amended July 30, 1997, between the Company and General, and all documents and funds necessary to effect such closing, in form and substance satisfactory to you, shall have been deposited in escrow in a manner satisfactory to you for release on August 14, 1997; and

                 (k) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company and the Guarantors herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantors of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (d) of this Section and as to such other matters as you may reasonably request.

         8. (a) The Company, and the Guarantors, jointly and severally, will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor the Guarantors shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

         (b) Each Purchaser will indemnify and hold harmless the Company and the Guarantors against any losses, claims, damages or liabilities to which the Company and the Guarantors may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities and Holdings underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e)     The obligations of the Company and the Guarantors under this
Section 8 shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or the Guarantors and to each person, if any, who controls the Company or the Guarantors within the meaning of the Act.

         9.      (a)   If any Purchaser shall default in its obligation to
purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms.
In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, the Guarantors, or any officer or director or controlling person of the Company or the Guarantors, and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Guarantors shall then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company and the Guarantors as provided herein, the Company and the Guarantors, jointly and severally, will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but neither the Company nor the Guarantors shall then be under further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention:
Secretary; provided, however, that any notice to a Purchaser pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company, the Guarantors and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company or any Guarantor and each person who controls the Company, any Guarantor or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

         14.     Time shall be of the essence of this Agreement.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Company and the Guarantors. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                         Very truly yours,

                                         Hollywood Theaters, Inc.


                                         By:   /s/ James R. Featherstone
                                              ---------------------------------
                                              Name:
                                              Title:


                                         Hollywood Theater Holdings, Inc.


                                         By:   /s/ James R. Featherstone
                                              ---------------------------------
                                              Name:
                                              Title:


                                         Crown Theater Corp.


                                         By:   /s/ James R. Featherstone
                                              ---------------------------------
                                              Name:
                                              Title:



Accepted as of the date hereof:
Goldman, Sachs & Co.
BancAmerica Securities, Inc.


By:   /s/ Goldman, Sachs & Co.
      --------------------------------------
         (Goldman, Sachs & Co.)
         On behalf of each of the Purchasers

                                   SCHEDULE I

                                                                                                        Principal
                                                                                                        Amount of
                                                                                                        Securities
                                                                                                          to be
                                              Purchaser                                                 Purchased
                                              ---------                                                ------------
    Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  77,000,000
    BancAmerica Securities, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           33,000,000
                                                                                                       -------------
             Total  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 110,000,000
                                                                                                       =============

                                                                         ANNEX I

         (1) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                 "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation S.

         Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

         (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

         (3) Each Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements)

(Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

         (4) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.
Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with Goldman, Sachs & Co.'s express written consent and then only at its own risk and expense.

                                                                        ANNEX II

          Pursuant to Section 7(d) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:

                 (i) They are independent certified public accountants with respect to the Company and its subsidiaries under rule 101 of the American Institute of Certified Public Accountants' Code of Professional Conduct, and its interpretations and rulings;

                 (ii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the most recent fiscal year and for the period from the Company's inception through December 31, 1995 included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such periods;

                 (iii) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                          (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with
                 the basis for the audited   consolidated statements of income,
                 consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

                          (B) any other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

                          (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

                          (D)     any unaudited pro forma consolidated
                 condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                          (F) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in Clause (E) there were any decreases in consolidated revenues or any increases in operating loss or the total or per share amounts of consolidated net loss, or any increases or decreases in any items specified by the Purchasers, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchasers, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

                 (iv) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.





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